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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K
                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934





       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 2004




                          EXTENDED SYSTEMS INCORPORATED
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                000-23597                  82-0399670
-------------------------------    -----------              ----------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    FILE NUMBER)           IDENTIFICATION NUMBER)



                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (208) 322-7575
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On July 30, 2004, Extended Systems Incorporated filed a Current Report on Form 8-K with the Securities and Exchange Commission (the "SEC") to report that PricewaterhouseCoopers LLP ("PwC") had declined to stand for reelection as our independent registered public accounting firm. In a Current Report on Form 8-K filed on October 5, 2004, we reported that the Audit Committee of our Board of Directors had selected Deloitte & Touche, LLP ("Deloitte") as our independent registered public accounting firm for our fiscal year ending June 30, 2005, and that Deloitte had informed us of its acceptance of the engagement. On October 28, 2004, we reported in our Proxy Statement for the 2004 Annual Meeting of Stockholders and in a Current Report on Form 8-K that we had discovered that one of Deloitte's member firms had rendered de minimis services for us, and that as a result of those services Deloitte had informed us it could not be independent and could not proceed with the engagement.

As a result of the timing of PwC's notification that it would not stand for reelection, the initial engagement of Deloitte and Deloitte's subsequent withdrawal from the engagement, and as we reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, which we filed with the SEC on November 15, 2004, the interim financial statements contained in that report were not reviewed by an independent accountant as required under SEC Rule 10-01(d) of Regulation S-X. On November 17, 2004, we notified the Nasdaq National Market ("Nasdaq") that we had filed a Quarterly Report on Form 10-Q containing financial statements that were not reviewed by an independent accountant, and that we believed this may constitute a violation of Nasdaq's Marketplace Rules. On November 17, 2004, we received a Nasdaq Staff Determination indicating our securities are subject to delisting from Nasdaq at the opening of business on November 29, 2004, because our Quarterly Report on Form 10-Q was incomplete and failed to comply with the requirements for continued listing set forth in Nasdaq's Marketplace Rule 4310(c)(14). Effective November 19, 2004, the fifth character "E" will be added to our trading symbol so that it will be changed from XTND to XTNDE.

We have not yet engaged an independent registered public accounting firm to replace Deloitte, but we are actively engaged in discussions with several candidates. We intend to have the independent registered public accounting firm that we engage for our fiscal year 2005 complete the required review of our financial statements for the quarter ended September 30, 2004 and to file an amended Quarterly Report on Form 10-Q/A upon completion of the review.

We intend to request a hearing before a Nasdaq Listing Qualifications Panel to request continued listing on Nasdaq during the period we seek to retain an independent accountant and complete the review of our interim financial statements for the quarter ended September 30, 2004. A hearing request will stay the delisting of our securities pending the panel's decision. There is no assurance that our request will be granted.

ITEM 7.01  REGULATION FD DISCLOSURES

On November 18, 2004 we issued a press release announcing that we had received notification from Nasdaq that our securities are subject to delisting. This press release is attached as Exhibit 99.1.





ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)   Exhibits

                 EXHIBIT                        DESCRIPTION
                 -------                        -----------

                  99.1 Press Release dated November 18, 2004 of Extended Systems Incorporated



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 18, 2004                   EXTENDED SYSTEMS INCORPORATED



                                           By: /s/ VALERIE A. HEUSINKVELD
                                               --------------------------
                                               Valerie A. Heusinkveld
                                               Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit
Number
------

 99.1    Press Release dated November 18, 2004 of Extended Systems Incorporated.